____________________

NOTICE OF ANNUAL MEETING
AND PROXY STATEMENT

ANNUAL MEETING TO BE HELD
May 25, 2006

____________________

April 13, 2006

Dear Shareholder:

            You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Sleep Inn, 2400 10th Street SW, Minot, North Dakota, commencing at 10:00 a.m., local time, on Thursday, May 25, 2006.

            The Secretary's Notice of Annual Meeting and the Proxy Statement, which follow, describe the matters to come before the Meeting.  During the Meeting, we will also review the activities of the past year and items of general interest about the Company.

            We hope that you will be able to attend the Meeting in person, and we look forward to seeing you.  Please mark, date and sign the enclosed Proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Meeting.  You may revoke the Proxy and vote in person at that time if you so desire.

Sincerely,

/s/  Robert E. Walstad

Robert E. Walstad

Chairman, and CEO

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD May 25, 2006

_____________________________________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Integrity Mutual Funds, Inc., (the "Company"), a North Dakota corporation, will be held on May 25, 2006, at 10:00 a.m., local time, at the Sleep Inn, 2400 10th Street SW, Minot, North Dakota, for the following purposes:

1.      To elect the Board of Directors of the Company.

2.      To ratify the selection of Brady, Martz & Associates, P.C., as the Company's independent auditors for the fiscal year ending December 31, 2006.

3.      To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

Only shareholders of record at the close of business on April 10, 2006, are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

You are cordially invited and urged to attend the Meeting.  All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose.  Shareholders who attend the Meeting may revoke a prior Proxy and vote in person as set forth in the Proxy Statement.

The Board of Directors of the Company is soliciting the enclosed Proxy.  The Board of Directors recommends that you vote in favor of the proposed items.  Your vote is important.

By Order of the Board of Directors

/s/ Jacqueline L. Case
Jacqueline L. Case
Secretary

Minot, North Dakota

Dated:  April 13, 2006

YOUR PROXY AND RETURN ENVELOPE ARE ENCLOSED WITH THIS NOTICE.  IN ORDER TO ASSURE A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING, EACH SHAREHOLDER IS ASKED TO SIGN AND RETURN HIS OR HER PROXY IN THE ENCLOSED ENVELOPE.  EVERY PROXY IS IMPORTANT, WHETHER YOU OWN A FEW OR MANY SHARES.
PLEASE DO IT TODAY.

INTEGRITY MUTUAL FUNDS, INC.

1 Main Street North

Minot, ND 58703

(701) 852 - 5292

__________________________________________________

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be held May 25, 2006

__________________________________________________

GENERAL INFORMATION

            The enclosed Proxy is being solicited by the Board of Directors ("Board") of Integrity Mutual Funds, Inc., (the "Company"), a North Dakota corporation, for use in connection with the Annual Meeting of Shareholders on May 25, 2006, at 10:00 a.m. local time (the "Meeting") at the Sleep Inn, 2400 10th Street SW, Minot, North Dakota, and at any postponement or adjournment thereof.  Only shareholders of record as of the close of business on April 10, 2006 (the "Record Date"), will be entitled to vote at the Meeting or any postponement or adjournment.  When the accompanying Proxy is properly executed and returned, the shares it represents will be voted at the Meeting in the manner specified.

            ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY A RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS.  IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

            The address of the principal executive office of the Company is 1 Main Street North, Minot, North Dakota 58703.  This Proxy Statement and the Board's form of Proxy are being mailed to shareholders on or about April 13, 2006.  Concurrently with the mailing of this Statement, the Company is furnishing to shareholders its Annual Report for its fiscal year ended December 31, 2005. The Company has determined that the audited financials for the year ended December 31, 2005, are not material to the consideration of the proposals described in the Proxy Statement. Accordingly, such financial statements are not included or incorporated by reference herein.

            The Company is bearing all costs of soliciting Proxies and expressly reserves the right to solicit Proxies otherwise than by mail.  Telephone, telegraph, facsimile or other personal solicitations of certain shareholders and brokers may follow the solicitation of Proxies by mail by one or more of the directors, by officers or by employees of the Company.  The Company may make requests to trusts, banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions.  As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations; hence, it cannot identify any parties or estimate the cost of such solicitation.

            As of April 10, 2006, the Company had outstanding 13,558,543 shares, $0.0001 par value, with each share being entitled to one vote, except for the election of directors when shareholders are entitled to cumulate their votes.  Representation of a majority of the Company's shares outstanding on such date, either in person or by Proxy, constitutes a quorum for the Meeting.  When a quorum is present, the vote by the holders of a majority of the shares present and entitled to vote at the Meeting shall decide the proposals to be voted upon at the Meeting.  A shareholder voting through a Proxy who abstains with respect to a certain proposal is considered to be present and entitled to vote on such proposal at the Meeting and is, in effect, casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote or withholds authority to vote on a certain proposal shall not be considered present and entitled to vote on such proposal.

Because many of the Company's shareholders may be unable to attend the Meeting in person, our Board solicits Proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting.  Shareholders are urged to:

(1) read this Proxy Statement carefully;

(2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

(3) sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

QUESTION AND ANSWER SUMMARY:  ABOUT THE MEETING

What is being voted on at the Meeting?

The Company's Board is asking shareholders to consider two items at this Meeting:

·        To elect directors to the Company's Board of Directors; and

·        To ratify the selection of Brady, Martz & Associates, P.C., as the Company's independent auditors for the fiscal year ending December 31, 2006.

Who can vote at the Meeting?

Our Board has set April 10, 2006, as the Record Date for the Meeting.  Only persons holding shares of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting.  Each share will be entitled to one vote on each matter properly submitted for vote to our shareholders at the Meeting.  On the Record Date, there were approximately 13,558,543 shares outstanding held by a total of 793 shareholders of record.  Therefore, there are a total of approximately 13,558,543 votes that will be entitled to be cast at the Meeting.

What constitutes a quorum for the Meeting?

A quorum for the Meeting is based on the number of votes that can be cast rather than the number of actual shares that are represented, because each share has one vote per share.  To have a quorum, we need more than 50% of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a Proxy but does not have authority to vote a customer's shares on one or more matters) on any proposal, all of which will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting.  Each vote will be tabulated separately.

How do I vote?

If you complete and properly sign the accompanying Proxy form and return it to us, it will be voted as you direct, unless you later revoke the Proxy.  Unless instructions to the contrary are marked or if no instructions are specified, shares represented by a Proxy will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting.  If you are a registered shareholder, that is, if you hold your shares in certificate form, and you attend the Meeting, you may deliver your completed Proxy form in person.  If you hold your shares in "street name," that is, if you hold your shares through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a Proxy form from the institution that holds your shares.

Can I change my vote after I return my Proxy form?

Yes.  Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with our Secretary, at the address at the top of page 3, either a written notice of revocation or a duly executed Proxy bearing a later date or you may vote in person at the Meeting.  The powers of the Proxy holders will be suspended if you attend the Meeting in person and so request.  However, attendance at the Meeting will not by itself revoke a previously granted Proxy.

Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

Proposal No. l.  Election of Directors.  The election of each director nominee requires the affirmative vote of a plurality of the votes cast, if a quorum is present, in the election of directors.  Shareholders are entitled to cumulate votes with respect to the election of directors only in accordance with the procedure described under Proposal No. l herein.

Proposal No. 2.  Ratification of Auditors.  An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for ratification of the selection of Brady, Martz & Associates, P. C., as independent auditors for the fiscal year ending December 31, 2006.

While affirmative abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, with respect to Proposal No. 2 broker non-votes are not counted for purposes of determining whether the proposal has been approved.  Therefore, for this matter affirmative abstentions will have the same effect as a vote against the proposal.

 Votes cast by Proxy will be tabulated by an automated system administered by Integrity Fund Services, Inc., our transfer agent.  The independent persons appointed by the Company to act as election inspectors for the Meeting will count votes cast by Proxy or in person at the Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Meeting to be held on May 25, 2006, and at any and all postponements or adjournments thereof, it is intended that the Company's shares represented by properly executed proxies that are enclosed herewith (each, a "Proxy") will be voted to elect the director nominees, unless authority so to vote is withheld.  Each nominee is currently a member of the Board of the Company and all of the nominees have indicated a willingness to serve as a director, if elected.  If elected, each nominee will serve until the next annual meeting of shareholders or until the earlier of removal, resignation, death or disqualification.  The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason.  If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board.  The affirmative vote of a plurality of the votes present or represented to vote at the Meeting is necessary to elect each director nominee.  Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

The directors have voted to nominate eight directors for election to hold office for a one-year term until the next Annual Meeting of shareholders or until their successors are elected and qualified.  Proxies solicited by the Board will, unless otherwise directed, be voted to elect the eight nominees named below.

Following is certain information regarding the nominees for director:

Name	Age	Term of Office with the Company	Positions and Offices with the Company
Vance A. Castleman	62	3-25-94 to Present	Director
Peter A. Quist	72	5-04-88 to Present	Vice President and Director
Myron D. Thompson	61	3-20-98 to Present	Director
Robert E. Walstad	61	9-22-87 to Present	Chief Executive Officer and Director
Richard H. Walstad	67	5-04-88 to Present	Director
Steven D. Lysne	46	5-27-05 to Present	Director
Vaune M. Cripe	46	5-27-05 to Present	Director
Robert Mau	52	5-27-05 to Present	Director

Cumulative voting is permitted in the election of directors in accordance with the following procedure:

Each shareholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of such intent to any officer of the Company before the Meeting or the presiding officer at the Meeting at any time before the election of directors, in which case:

1.      The presiding officer at the Meeting shall announce, before the election of directors, that shareholders may cumulate their votes; and

2.      Each shareholder shall cumulate those votes either by casting for one candidate the number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote, or by distributing all of those votes on the same principle among any number of candidates.

            Therefore, unless the above-described procedure is implemented, the holders of a majority of the Company's shares could elect all of the directors.  It is expected that the Proxies received by the directors' nominees will be voted, except to the extent that authority is withheld on any Proxy as to all of one or more individuals, to elect as directors the following nominees, whose principal occupations during the past five years, directorships and certain other affiliations and information are set forth below:

Vance A. Castleman - Member, Souris Basin Revolving Loan Fund Committee (1972 - 1999, 2003 - Present); Real Estate Developer (1979 - Present); President and CEO of Inn-Vestments, Inc., (1994 - Present); President, Minot Lodging Expo, LLC (1999 - Present); Director of ARM Securities Corporation, (2000 - 2003); Director of Capital Financial Services, Inc., (2002 - Present).

Peter A. Quist - Vice President and Director of Integrity Mutual Funds, Inc., (1988 - Present); Vice President, Secretary and Director of Integrity Money Management, Inc., (1988 - Present), ND Capital, Inc., (1988 - 2004), and Integrity Fund Services, Inc., (1989 - Present); Director, Vice President and Secretary of ND Tax-Free Fund, Inc., (1988 - Present), Montana Tax-Free Fund, Inc., (1993 - Present), Integrity Fund of Funds, Inc., (1994 - Present) and Integrity Small-Cap Fund of Funds, Inc., (1998 - 2003); Vice President and Secretary of South Dakota Tax-Free Fund, Inc., (1993 - 2004); Director of South Dakota Tax-Free Fund, Inc., (1995 - 2004); Vice President, Secretary and Director of  Integrity Funds Distributor, Inc., (1996 - Present); Director of ARM Securities Corporation (2000 - 2003). Vice President and Secretary of Integrity Equity Fund (2003 - 2005), Integrity Income Fund (2003 - 2005), Integrity Health Sciences Fund, Integrity Small-Cap Growth Fund, Integrity Technology Fund and Integrity Value Fund series of The Integrity Funds (2003 - Present); Vice President and Secretary of Integrity Municipal Fund (2004 - 2005), Integrity High Income Fund (2004 - Present), Integrity Growth & Income Fund and Integrity All Season Fund series of The Integrity Funds (2005 - Present); Vice President and Secretary of Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund series of the Integrity Managed Portfolios (1996 - Present); Vice President and Secretary of the Maine Municipal Fund and the New Hampshire Municipal Fund series of the Integrity Managed Portfolios (2003 - Present). Currently a licensed North Dakota attorney.

Myron D. Thompson - President, CEO and Director, Food Management Investors, Inc., a.k.a. FMI, Inc., (1990 - Present); President and Director, Apple Core Enterprises, Inc., (1990 - Present); President and Director, Labor Force of MN, Inc., (1989 - Present); General Partner, Dakota Apple Partnership (1994 - Present); President, Director and Member, Village Ventures, LLC (1995-Present); President, Director and Member, Ventures North, LLC  (2002 - Present); Director, Officer and Member, Prairie Funding, Inc., (2002 - Present); Stockholder and Owner, Command Labor (2003 - Present).

Robert E. Walstad - Director of Integrity Mutual Funds, Inc., (1987 - Present); President of Integrity Mutual Funds, Inc., (1987 - 2001, 2002 - 2003); Chief Executive Officer of Integrity Mutual Funds, Inc., (1988 - Present); President, Treasurer and Director of Integrity Money Management, Inc., (1988 - Present), ND Capital, Inc., (1988 - 2004), Integrity Fund Services, Inc., (1989 - Present); President and Director of ND Tax-Free Fund, Inc., (1988 - Present), Montana Tax-Free Fund, Inc., (1993 - Present), South Dakota Tax-Free Fund, Inc., (1994 - 2004), Integrity Fund of Funds, Inc., (1994 - Present), and Integrity Small-Cap Fund of Funds, Inc., (1998 - 2003); Treasurer of ND Tax-Free Fund, Inc., (1988 - 2004), Montana Tax-Free Fund, Inc., (1993 - 2004), South Dakota Tax-Free Fund, Inc., (1994 - 2004), Integrity Fund of Funds, Inc., (1994 - 2004), and Integrity Small-Cap Fund of Funds, Inc., (1998 - 2003); President, Treasurer and Director of Integrity Funds Distributor, Inc., (1996 - 2003); associated with securities industry as an NASD licensed registered representative (1972 - Present); CEO of Capital Financial Services, Inc., (2002 - 2003); President and Director of Capital Financial Services, Inc., (2002 - 2004); Director of Magic Internet Services, Inc., (1999 - 2003), President of Magic Internet Services, Inc., (1999 - 2001); Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; President and Trustee of Integrity Equity Fund (2003 - 2005), Integrity Income Fund (2003 - 2005), Integrity Health Sciences Fund, Integrity Small-Cap Growth Fund, Integrity Technology Fund and Integrity Value Fund Series of The Integrity Funds (2003 - Present); Treasurer of Integrity Equity Fund, Integrity Health Sciences Fund, Integrity Income Fund, Integrity Small-Cap Growth Fund, Integrity Technology Fund and Integrity Value Fund Series of The Integrity Funds (2003 - 2004); President and Trustee of Integrity Municipal Fund (2004 - 2005) and Integrity High Income Fund (2004 - Present), Integrity Growth & Income Fund and Integrity All Season Fund Series of The Integrity Funds (2005 - Present); President and Trustee of Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund Series of the Integrity Managed Portfolios (1996 - Present); Treasurer of Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund Series of the Integrity Managed Portfolios (1996 - 2004); President and Trustee of Maine Municipal Fund and New Hampshire Municipal Fund Series of the Integrity Managed Portfolios (2003 - Present); Treasurer of Maine Municipal Fund and New Hampshire Municipal Fund Series of the Integrity Managed Portfolios (2003 - 2004).

Richard H. Walstad - Consultant of Cook Sign Company of Fargo, (2001 - Present), Chairman of the Board/CEO, Cook Sign Co. of Fargo (1978 - 2001, 2003 - Present); Director, Community First Bank, Fargo (1983 - 2001); Vice Chairman, Dakota Certified Development Corp. (1992 - 2001); Vice Chairman, Fargo Cass County Economic Development Corp., Fargo (1998 - 2001); Vice Chairman, Fargo Municipal Airport Authority (1999 - 2001); Chairman, Fargo Air Museum and Fargo AirSho Committee.

Steven D. Lysne - CEO and General Manager, SRT Communications, Inc., (2003 - Present); CFO and Assistant General Manager, SRT Communications, Inc., (1999 - 2003); Certified Public Accountant, (1983 - Present).

Vaune M. Cripe - Vice President and Business Banking Department Manager, American State Bank & Trust, Dickinson, ND, (1996 - Present); Director, American State Bank (2006 - Present); Vice Chairperson, St. Joseph's Hospital Foundation, (1999 - Present); Chairperson, St. Patrick's Parish Finance Council (1995 - Present); Secretary/Treasurer, Stark County Job Development Authority (1999 - Present); Member, North Dakota National Guard Family Advisory Board (2005 - Present); Certified Public Accountant, (1993 - Present).

Robert Mau - President, Eagle Operating, Inc., (1991 - Present); Director, North Dakota Economic Development Foundation (2002 - Present); State Representative, Interstate Oil and Gas Compact Commission (2000 - Present); Chairman, North Dakota Petroleum Council, (2004 - Present).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Richard H. Walstad, a director of the Company, is the brother of Robert E. Walstad, CEO and director of the Company.  None of the other directors are related to any other director or to any executive officer of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

            During the fiscal year ended December 31, 2005, four regular meetings of the Board were held.  Each director, with the exception of Robert Mau, attended at least 75% of the Board meetings, including committee meetings on which the Board member served during this period.

            Audit Committee

The Company's Audit Committee is composed of Steve Lysne and Myron Thompson, each of whom meet the independence requirements of the SEC with respect to audit committee membership.  Mr. Lysne has been appointed by the Audit Committee to serve as its financial expert due to his qualifications, experience and certifications.  The primary function of the Audit Committee is to fulfill its responsibility of overseeing management's conduct of the financial reporting process, the annual independent audit of the Company's financial statements, and reviewing the financial reports provided by the Company.  To accomplish this, the Audit Committee oversees the external audit coverage, including the annual nomination of the independent accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by management, meets privately with the independent accountants to discuss all pertinent matters and reports to the Board regarding its activities.  The Audit Committee met four times in 2005.

The Audit Committee has adopted a formal, written charter, which was amended on March 9, 2004.  The Charter specifies the scope of the Audit Committee's responsibilities and how it should carry out those responsibilities.  The Charter also outlines the Audit Committee's pre-approval policies and procedures that require the Audit Committee to review and approve, in advance, fees proposed to be charged to the Company by the auditors for each audit and non-audit service.

Report of Audit Committee

The Audit Committee met to review the audited financials for the fiscal year ended December 31, 2005, with members of management and the independent accountants.  Included in the discussions were issues regarding matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented.  Additionally, the independent accountants discussed with the Audit Committee new accounting policies, management's judgments and use of accounting estimates in the preparation of the financial statements and significant audit adjustments. Annually, the independence of the auditors is discussed and the auditors provide information regarding their independence required by Independence Standards Board No. 1, as may be modified or supplemented.  Based upon a thorough discussion of the aforementioned, the Audit Committee has recommended to the full Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year 2005.

Steve Lysne

Myron Thompson

Nominating Process

The Company does not have a nominating committee of the Board.  All directors participate in the nominating process.  The Company has determined that a nominating committee is not necessary, because the full Board has taken on the responsibility of acting on nominations.  The Board does not have a formal, consistent policy for the nominating process and no charter governing the nominating process.  The Board will consider all nominees equally, including candidates recommended by shareholders.

The Board will identify potential nominees based on specified objectives in terms of the composition of the Board, taking into account such factors as industry experience and areas of expertise.  Nominees will be evaluated on the basis of their experience, judgment, integrity, ability to make independent inquiries, understanding of the Company's business and willingness to devote adequate time to Board duties.

Compensation Committee

The Company's Compensation Committee is composed of Vance Castleman and Myron Thompson, both "independent" members of the Board.  The Compensation Committee held one meeting during the last fiscal year.  The Committee reviews and recommends executive salaries and any share based compensation plans.

FEES BILLED FOR SERVICES RENDERED BY INDEPENDENT ACCOUNTANT

Audit and Non-Audit Fees

During the fiscal year ended December 31, 2005, Brady, Martz & Associates, P.C. ("Brady Martz"), the Company's independent auditors and principal accountant, billed the Company the fees set forth below.  The Audit Committee has considered and determined that the provision of the non-audit services rendered to the Company by Brady Martz during the Company's fiscal year 2005 was compatible with maintaining the independence of Brady Martz.

The following table presents fees for professional audit services rendered by Brady Martz for the audit of the Company's annual financial statements for the years ended December 31, 2004 and 2005, and fees billed for other services rendered by Brady Martz.

	2004	2005
Audit Fees (1)	$59,300	$63,715
Audit-Related Fees (2)	10,350	16,690
Tax Fees (3)	6,900	8,895
All Other Fees	0	160[KF1]

(1)  Audit Fees consist of fees for professional services rendered for the audit of the Company's financial statements and review of financial statements included in the Company's quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)   Audit-related fees are fees principally for professional services rendered for the annual review of Integrity Fund Services, Inc., and due diligence and technical accounting consulting and research.

(3)   Tax services fees consist of compliance fees for the preparation of original and amended tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning and tax advice.  Tax service fees also include fees relating to other tax advice, tax consulting and planning other than for tax compliance and preparation.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

The Audit Committee's policy is to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis.

DIRECTOR COMPENSATION

Each director (other than those directors who are also employees of the Company) receives cash compensation for their service as directors of the Company.  Directors Castleman, Thompson and Richard Walstad each received cash compensation of $6,000 for the year 2005.  Directors Cripe, Lysne and Mau each received cash compensation of $4,500 for the year 2005.  In addition, Board members were reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as directors of the Company.

EXECUTIVE OFFICERS

            The executive officers of the Company are Robert E. Walstad, Mark R. Anderson and Jerry J. Szilagyi.  The biography of Robert E. Walstad appears on page 7.

Mark R. Anderson - President of Integrity Mutual Funds, Inc., (2003 - Present); Business Development Coordinator and Shareholder Services Manager of Integrity Mutual Funds, Inc., (1995 - 1999); Personal Trust Officer of Wells Fargo Bank North Dakota, N.A. (1999 - 2003); President and Treasurer, BAC Properties, LLC (2005 - Present).

Jerry J. Szilagyi, CFA - Sr. Vice President Business Development of Integrity Mutual Funds, Inc., (2003 - Present); President of Abbington Capital Group, LLC (1998 - Present); Executive Vice President Corporate Development of Orbitex Financial Services Group, Inc., (1998 - 2003); President of Orbitex Acquisitions Holding Corp., (1999 - 2002); Director of Circle Trust Company (2000 - 2004).

EXECUTIVE COMPENSATION

            The following table sets forth information with respect to all annual and long-term compensation provided to the Company's Chief Executive Officer, ("CEO") and Senior Vice President of Business Development.

SUMMARY COMPENSATION TABLE

ANNUAL COMPENSATION

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options/SARs
Robert E. Walstad,
CEO and Director	2005 2004 2003	120,000 120,000 120,000	0 0 0	19,375(1) 1,234(1) 1,162(1)	60,000 110,000 120,000
Jerry J. Szilagyi,
Senior Vice President Business Development	2005 2004 2003(3)	120,000 115,384 66,666	144,406 120,167 21,410	0 0 0	1,000,000(2) 750,000(2) 0

(1)     Reflects compensation paid under an arrangement where Mr. Walstad received, in addition to his base salary and other regular employment benefits, standard commissions based on sales of securities.

(2)     Options issued have an exercise price of $.50 and expire ten years after date of issuance.

(3)     Period covered is May 1, 2003 to December 31, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.  Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file.  Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all Section 16(a) filing requirements were met for the fiscal year ended December 31, 2005.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth, as of January 2, 2006, the ownership of shares of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, each director, each executive officer named in the Summary Compensation Table on page 12, and all executive officers and directors as a group.

NAME OF BENEFICIAL OWNER OR IDENTITY OF GROUP	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1) AS OF JANUARY 2, 2006	PERCENTAGE OF OUTSTANDING SHARES
Robert E. Walstad	2,377,531 (2)	17.5%
Vance A. Castleman	343,180 (3)	2.5%
Peter A. Quist	325,012 (4)	2.4%
Myron D. Thompson	311,000(5)	2.3%
Richard H. Walstad	154,394 (6)	1.1%
Steven D. Lysne	1,000	*
Vaune M. Cripe	0	N/A
Robert Mau	0	N/A
Mark R. Anderson	55,016 (7)	*
Jerry J. Szilagyi	2,483,038 (8)	18.3%
Richard Barone	2,869,000 (9)	21.2%
Executive officers and directors as a group (10 persons)	6,050,171 (10)	44.6%

* Less than 1% owned.

(1)        Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares.

(2)        Of these shares, 17,054 are held in Mr. Walstad's 401(k) account, 43,000 are held in Mr. Walstad's IRA account and 70,237 shares held in Mr. Walstad's ESOP.  Includes 1,350,400 shares covered by warrants and 690,000 options that are currently exercisable or exercisable within 60 days of April 10, 2006, held by Mr. Walstad.

(3)               Of these shares, 285,750 are held as tenants in common with Mr. Castleman's wife, and 7,430 are held in Mr. Castleman's IRA account.  Includes 50,000 shares covered by options that are currently exercisable or exercisable within 60 days of April 10, 2006, held by Mr. Castleman.

(4)               Of these shares, 36,328 are held in Mr. Quist's ESOP.  Includes 112,000 shares covered by warrants and 50,000 options that are currently exercisable or exercisable within 60 days of April 10, 2006, held by Mr. Quist.

(5)               Includes 50,000 shares covered by options that are currently exercisable or exercisable within 60 days of April 10, 2006, held by Mr. Thompson.

(6)               Of these shares, Mr. Walstad's wife holds 13,334. Includes 22,600 shares covered by warrants and 50,000 options that are currently exercisable or exercisable within 60 days of April 10, 2006, held by Mr. Walstad.

(7)               Of these shares, 16 are held in Mr. Anderson's ESOP.  Includes 2,000 shares covered by warrants and 50,000 options that are currently exercisable or exercisable within 60 days of April 10, 2006.

(8)               Of these shares, 38 are held in Mr. Szilagyi's ESOP.  Includes 1,750,000 shares covered by options that are currently exercisable or exercisable within 60 days of April 10, 2006, held by Mr. Szilagyi.

(9)               Of these shares, Mr. Barone holds 1,000,000 shares individually of which 500,000 are common shares and 500,000 are preferred shares and 1,869,000 shares of which 600,000 are warrants owned by Ancora Capital, Inc., 684,000 are common shares owned by various clients of Ancora Securities, Inc. and 585,000 are common shares owned by various clients of Ancora Advisors.  Mr. Barone owns control of Ancora Capital, Ancora Securities and Ancora Advisors; however, Mr. Barone disclaims beneficial interest or discretionary authority over these shares.

(10)           Includes 4,177,000 shares covered by warrants and options, which are currently exercisable or exercisable within 60 days of April 10, 2006.

Employment Agreements

Robert E. Walstad entered into an employment contract on October 1, 2001.  The contract term is continued for a minimum period of three years subject to annual reviews.  Upon satisfactory good faith review, the term of this contract shall be extended an additional year, allowing the termination date of this contract to be annually rolled forward for successive one year periods.  Mr. Walstad's salary is set annually by the Board.  Other compensation, such as share option grants, is awarded periodically at the discretion of the Board upon annual good faith reviews.  Mr. Walstad is entitled to the remaining portion of the contract payments made either in continuing monthly increments or in a lump sum if his position as Chairman and Chief Executive Officer is no longer in effect.

Jerry J. Szilagyi entered into an employment contract on April 1, 2004.  The contract term shall continue for a period of three years unless otherwise terminated pursuant to terms of this agreement.  Mr. Szilagyi's salary is set by the Board.  Other compensation, such as performance bonuses, will be awarded periodically based on achievement of certain goals set by the Board.  If Mr. Szilagyi is employed for less than the full calendar month he will be entitled to a pro-rata bonus compensation.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board has selected Brady Martz to serve as independent auditors of the Company for the fiscal year ending December 31, 2006.  The shareholders of the Company are being asked to ratify this selection at the Meeting.  A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Brady Martz as the Company's independent auditors for the fiscal year ending December 31, 2006.

            The firm of Brady Martz has been the auditor for the Company since the Company's inception in September 1987.  The Board has again selected Brady Martz to serve as the Company's independent auditors for the year ending December 31, 2006, subject to ratification by the shareholders, based on the recommendation of the Board's Audit Committee.  While it is not required to do so, the Board is submitting the selection of that firm for ratification to ascertain the view of the shareholders.  If the selection is not ratified, the Board will reconsider its selection.  Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment of Brady Martz as independent auditor for the Company for the year ending December 31, 2006.

            A representative of Brady Martz will be present at the Meeting and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the Meeting.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

OTHER MATTERS

The Company's management is not aware of any other matters that may come before the Meeting.  The proxies named in the accompanying Proxy form will vote said Proxy in accordance with their judgment if any other matter does properly come before the Meeting.

A copy of the Annual Report to shareholders is enclosed with this Proxy Statement.  Copies of the Company's 10-KSB Annual Report are available upon request by contacting Jacqueline L. Case at the Company at 1 Main Street North, Minot, ND  58703.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2007 Meeting must be received by the Secretary of the Company, 1 Main Street North, Minot, North Dakota 58703, no later than December 15, 2006, for inclusion in the Proxy Statement and form of Proxy for such Meeting.  If notice of any other shareholder proposal intended to be presented at the 2007 Annual Meeting of shareholders but not intended to be included in the Company's Proxy Statement and form of Proxy for such Meeting is not received by the Company on or before March 1, 2007, the Proxy solicited by the Board of the Company for use in connection with the Meeting may confer authority on the proxies named therein to vote in their discretion on such proposal without any discussion in the Company's Proxy Statement for that Meeting of either the proposal or how such proxies intend to exercise their voting discretion.

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Company whether other persons are the beneficial owners of the Company's shares for which Proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Company's shares.

This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed Proxy form and Notice of Annual Meeting and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement has been or will be borne by the Company.  The Company will reimburse banks and brokers who hold the Company's shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold those Company's shares.  To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers.  It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

It is important that Proxies be returned promptly.  Shareholders, whether or not they expect to attend the meeting in person, are urged to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose.  By returning your form of Proxy promptly, you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held.  Shareholders who attend the Meeting may revoke a prior Proxy and vote their Proxy in person as set forth in this Proxy Statement.

By Order of the Board of Directors

/s/ Jacqueline L. Case
Jacqueline L. Case
Dated: April 13, 2006	Secretary

INTEGRITY MUTUAL FUNDS, INC.

Annual Meeting of Shareholders

May 25, 2006

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Robert E. Walstad or Peter A. Quist or either of them acting in the absence of the other, with full power of substitution, to act as attorneys and proxies of the undersigned to vote all shares of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Integrity Mutual Funds, Inc., (the "Meeting"), to be held May 25, 2006, at 10:00 a.m. at the Sleep Inn, 2400 10th Street SW, Minot, ND, and at any and all adjournments and postponements thereof.

            ITEM 1.          The election as directors of all nominees listed below (except as marked to the contrary).

            Nominees:        Vance A. Castleman, Peter A. Quist, Myron D. Thompson, Robert E. Walstad, Richard H. Walstad,

                                    Steve D. Lysne, Vaune M. Cripe, Robert Mau

FOR	___	WITHHOLD AUTHORITY	___

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), write that nominee(s) name below:

            ITEM 2.          The ratification of the appointment of Brady, Martz & Associates, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2006.

FOR	___	AGAINST	___	ABSTAIN	___

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND EACH OF THE NOMINEES LISTED ABOVE.  IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.  PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED STAMPED ENVELOPE.

The undersigned acknowledges receipt from the Company, before execution of this Proxy: (1) Annual Report to Shareholders, (2) Notice of the Meeting and (3) Proxy Statement for the Meeting.

X
Signature

X
Signature, if held jointly

X
Title (if applicable)

Date: April 13, 2006

Please sign exactly as name(s) appear(s) above.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporation name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.